UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, € 0.04 Par Value	LYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On October 1, 2020, a wholly owned subsidiary of LyondellBasell Industries N.V. (“LYB”), (“LYB Member”), Sasol Chemicals (USA) LLC (“Sasol Member”), Louisiana Integrated PolyEthylene JV LLC (the “JV”), Lyondell Chemical Company, and Sasol Limited (“Sasol”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which, LYB Member will purchase 50% of the membership interests of the JV, a newly formed legal entity that will, as of the closing of the transactions contemplated by the Purchase Agreement, own the Lake Charles Chemicals Project ethane-based cracker and low-density polyethylene and linear low-density polyethylene units, each of which is located in Lake Charles, Louisiana and currently wholly owned by Sasol. The sale price for such membership interests is $2.0 billion, subject to customary adjustments for working capital and other items.

Consummation of the Purchase Agreement is subject to customary conditions, including: (a) the absence of any applicable order or law prohibiting the transaction; (b) approval by Sasol’s shareholders; (c) obtaining antitrust and other regulatory approvals in the United States and certain other jurisdictions; (d) the accuracy of certain representations and warranties of each party, subject to specified materiality qualifiers; (e) the performance in all material respects by each party of its covenants; and (f) in the case of the LYB Member’s obligations to complete the transaction, there not having been any “material adverse effect” with respect to the JV and its associated assets, operations and business.

The Purchase Agreement contains customary representations, warranties and covenants, including, among others, covenants: (a) that each of the parties use commercially reasonable efforts to cause the transactions contemplated by the Purchase Agreement to be consummated; (b) that require LYB and Sasol to take actions that may be required in order to obtain required antitrust approvals and (c) that require Sasol or the Sasol Member, as applicable, to (i) subject to certain restrictions, operate its business in the ordinary course of business consistent with historical custom and practice during the period between the execution of the Purchase Agreement and the closing of the transactions contemplated thereby, (ii) not initiate or solicit the making of any inquiries or proposals relating to alternate transactions or engage in any discussions or negotiations with respect thereto, and (iii) convene a meeting of Sasol’s shareholders and solicit proxies from its shareholders in favor of the consummation of the transactions contemplated by the Purchase Agreement.

The Purchase Agreement contains certain termination rights and a cash termination fee payable by the Sasol Member to the LYB Member if Sasol or its affiliates enter into an alternative transaction with another party involving the equity interests or assets of the JV within six months following termination of the Purchase Agreement as a result of the failure of Sasol’s shareholders to approve consummation of the transactions contemplated by the Purchase Agreement.

The Purchase Agreement has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about LYB Member, LYB, Sasol Member, Sasol, the JV or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. LYB’s shareholders, Sasol’s shareholders and other investors should not rely on the representations, warranties and covenants contained in the Purchase Agreement or any description thereof as characterizations of the actual state of facts or condition of LYB, Sasol or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by LYB or Sasol. Investors should read the Purchase Agreement together with the other information concerning LYB and Sasol that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission. The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached to this report as Exhibit 10.1, and is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

The statements in this communication relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the business cyclicality of the chemical, polymers and refining industries; the availability, cost and price volatility of raw materials and utilities, particularly the cost of oil, natural gas, and associated natural gas liquids; our ability to complete the transactions described and the timing of such transactions; the successful operation of the complex described; the receipt of all required governmental approvals; our ability to achieve expected synergies; the completion of the acquisition of joint venture assets in the future; the impacts of the COVID-19 pandemic in geographic regions or markets served us or where our operations are located, including the risk of prolonged recession; competitive product and pricing pressures; labor conditions; our ability to attract and retain key personnel; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, supplier disruptions, labor shortages, strikes, work stoppages or other labor difficulties, transportation interruptions, spills and releases and other environmental risks); the supply/demand balances for our and our joint ventures’ products and the related effects of industry production capacities and operating rates; our ability to successfully execute projects and growth strategies; future financial and operating results; legal and environmental proceedings; tax rulings, consequences or proceedings; technological developments and our ability to develop new products and process technologies; potential governmental regulatory actions; political unrest and terrorist acts; risks and uncertainties posed by international operations, including foreign currency fluctuations; and our ability to comply with debt covenants, service, and reduce our debt. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of our Form 10-K for the year ended December 31, 2019, and our Form 10-Q for the quarter ended March 31, 2020, which can be found at www.LyondellBasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.

Item 7.01	Regulation FD Disclosure.

On October 2, 2020, LyondellBasell issued a press release announcing that it has entered into the Purchase Agreement, a copy of which is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement, dated as of October 1, 2020, among Sasol Chemicals (USA) LLC, Louisiana Integrated PolyEthylene JV LLC, LyondellBasell LC Offtake LLC, and solely for the purposes of Section 2.07, Lyondell Chemical Company, and, solely for the purposes of Section 6.05, Sasol Limited.

99.1	Press Release dated October 2, 2020.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: October 2, 2020	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and Chief Legal Officer